Oppenheimer Cash Reserves Fund

Prospectus and Statement of Additional Information Supplement dated March 30, 2012

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of the above referenced fund (“Fund”) and is in addition to any other supplements. Capitalized terms used herein are as defined in the Prospectus or SAI.

Effective April 2, 2012:

The Prospectus is revised as follows:

1.     The following is added to the end of the section of the Prospectus titled "Purchase and Sale of Fund Shares":

After June 29, 2012, Class B shares will no longer be offered for new purchases. New Class B share account applications will be returned and any investments for existing Class B share accounts that are received after that date will be made in Class A shares of Oppenheimer Money Market Fund, Inc.

2.     The following is added to the end of the first paragraph in the Prospectus section titled “What Classes of Shares Does the Fund Offer”:

Class B shares will no longer be offered for new purchases after June 29, 2012. New Class B share account applications will be returned and any investments for existing Class B share accounts that are received after that date will be made in Class A shares of Oppenheimer Money Market Fund, Inc.

3.     The section of the Prospectus titled “What Classes of Shares does the Fund Offer?–Class B Shares” is replaced in its entirety by the following:

Class B Shares. If you buy Class B shares, you will pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge (distribution fee) over a period of approximately six years. If you sell your shares within six years after buying them, you will normally pay a contingent deferred sales charge. The amount of the contingent deferred sales charge varies depending on how long you own your shares.
Effective July 1, 2011, Class B shares were no longer available for purchase by any 457(f) plan or qualified retirement plan, except for purchases by existing OppenheimerFunds Single K plans. After June 29, 2012, Class B shares will no longer be offered for new purchases and new Class B share account applications will be returned. See “About Class B Shares” below.

4.     The following is added after the first paragraph in the section of the Prospectus titled “About Class B Shares”:

Class B Shares Will No Longer Be Offered For Sale After June 29, 2012. Investors can continue to purchase Class B shares through June 29, 2012, but will need to designate a different share class for purchases after that date, including for automatic purchases to retirement plans or other accounts. Dividend and/or capital gains distributions will continue to be made in Class B shares, and exchanges of Class B shares into and from other Oppenheimer funds and certain account transfers will be permitted.

Any investments for existing Class B share accounts that are received after June 29, 2012 will be made in Class A shares of Oppenheimer Money Market Fund, Inc. and any new Class B share account applications that are received after that date will be returned.

5.     The section of the Prospectus titled “About Class B Shares-Automatic Conversion of Class B Shares” is replaced in its entirety by the following:

Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares six years (72 months) after you purchase them. This conversion eliminates the Class B asset-based sales charge, however, the shares will be subject to the ongoing Class A fees and expenses. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares that you hold convert to Class A shares, all other Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert.

Effective July 1, 2011, Class B shares held in certain retirement plan accounts were converted to Class A shares, or to another share class selected by the plan sponsor. Although Class B shares will no longer be offered after June 29, 2012, current Class B shares will continue to mature and convert to Class A shares according to their established conversion schedule. For further information on the conversion feature and its tax implications, see "Class B Conversion" in the Statement of Additional Information.

6.     The section of the Prospectus titled “About Class N Shares” is replaced in its entirety by the following:

About Class N Shares. Class N shares are only offered to certain retirement plans. In addition, certain plans that currently invest in Class B shares of the Fund may designate Class N shares for future plan purchases. See "Class N Share Availability" in the Statement of Additional Information for eligibility requirements.

Class N shares are sold at net asset value without an initial sales charge. Class N shares are subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.25%. A contingent deferred sales charge of 1.00% will be imposed on the redemption of Class N shares, if:

•

A group retirement plan is terminated, or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan, and Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund; or

•	Class N shares are redeemed within 18 months after an IRA or 403(b) account holder’s first purchase of Class N shares of any Oppenheimer fund.

Retirement plans that offer Class N shares may impose charges on plan participant accounts. For more information about buying and selling shares through a retirement plan, see the section "Investment Plans and Services - Retirement Plans" below.

7.     The section of the Prospectus titled “Investment Plans and Services-Asset Builder Plan” is replaced in its entirety by the following:

Asset Builder Plans. Under an Asset Builder Plan, you may purchase shares of the Fund automatically. An Asset Builder Plan is available only if you have established AccountLink with a bank or other financial institution. Payments to purchase Fund shares will be debited from your linked account.

To establish an Asset Builder Plan at the time you initially purchase Fund shares, complete the "Asset Builder Plan" information on the account application. To add an Asset Builder Plan to an existing account, use the Asset Builder Enrollment Form. You may change the amount of your Asset Builder payment or you can terminate your automatic investments at any time by writing to the Transfer Agent.

After June 29, 2012, Class B shares will no longer be offered for new purchases. Shareholders with Asset Builder Plans that currently invest in Class B shares must select a different share class for purchases after that date. Any Class B share purchases that are received after June 29, 2012 will be made in Class A shares of Oppenheimer Money Market Fund, Inc.

The Transfer Agent may require a reasonable period after receipt of your instructions to implement any requested changes. For more details, see the account application, the Asset Builder Enrollment Form and the Statement of Additional Information. Those documents are available by contacting the Distributor or may be downloaded from our website at www.oppenheimerfunds.com. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder Plans at any time without prior notice.

8.     The bullet point titled “401(k) Plans” in the Prospectus section titled “Investment Plans and Services-Retirement Plans” is replaced in its entirety by the following:

▪	401(k) Plans. These are special retirement plans for employees of businesses. "Single K" plans are 401(k) plans for self-employed individuals.

9.     The third full paragraph of the section of the Prospectus titled “Investment Plans and Services-Retirement Plans” is replaced in its entirety by the following:

Effective July 1, 2008, Class B shares were no longer offered to new qualified retirement plans or to non-qualified deferred compensation plans. Effective July 1, 2011, Class B shares held in those plans were converted to Class A shares, or to another share class selected by the plan sponsor. Existing OppenheimerFunds Single K plans were not affected by that change. After June 29, 2012, Class B shares will no longer be offered for any new purchases. Retirement plans that currently invest in Class B shares must select a different share class for purchases after that date. Any investments for existing Class B share retirement accounts that are received after June 29, 2012 will be made in Class A shares of Oppenheimer Money Market Fund, Inc.

10.     The following is added to the end of the section of the Prospectus titled “DISTRIBUTION AND SERVICE (12b-1) PLANS-Class B Shares:”:

After June 29, 2012, Class B shares will no longer be offered for new purchases. New Class B share account applications will be returned and any investments for existing Class B share accounts that are received after that date will be made in Class A shares of Oppenheimer Money Market Fund, Inc. No sales concessions will be paid on those purchases, however a concession may be paid if the acquired Oppenheimer Money Market Fund, Inc. shares are exchanged for shares of another Oppenheimer fund.

The Statement of Additional Information is revised as follows:

1.     The following is added to the section of the SAI titled “How the Fund is Managed-Classes of Shares”:

Class B Share Availability.

Class B shares will no longer be offered for sale after June 29, 2012. See the Prospectus section "More About Your Account" for details.

Class N Share Availability. The types of retirement plans that may purchase Class N shares are:

▪	Omnibus group retirement plans, including plans under Section 401(a), 401(k), 403(b) (other than plans for public school employees) and 457 of the Internal Revenue Code;

▪	Rollover contributions and trustee-to-trustee transfers made to Single K plans (401(k) plans for self-employed individuals), IRAs (including SEP IRAs and SIMPLE IRAs), Profit-Sharing Plans and Money Purchase Pension Plans;

▪	Rollover contributions, contract exchanges and plan to plan transfers made to 403(b) Plans;

▪	"Grouped Plans" that have entered into a special agreement with the Distributor;

"Grouped Plans" include any qualified or non-qualified retirement plan or account or deferred compensation plan for employees or other organized groups of persons, where all eligible members of the group purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution if the group or the dealer, broker or other financial has made special arrangements with the Distributor. They may include 457 plans, IRAs and 403(b) plans (other than plans for public school employees).

Additionally, Single K Plans and 403(b) Plans (including plans for public school employees) that currently invest in Class B shares of the Fund, may designate Class N shares for all future purchases.

2.     The section titled “Availability of Class N Shares” is deleted entirely from the section of the SAI titled “How to Buy Shares.”

3.     The section titled “OppenheimerFunds Special Sales Charge Arrangements and Waivers” in the Appendix A to the SAI is replaced in its entirety by the following:

OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares of the Oppenheimer funds or the contingent deferred sales charge ("CDSC") that may apply to Class A, Class B, Class C or Class N shares may be waived. That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors. Not all Oppenheimer funds have all of the share classes described and not all waivers apply to all Oppenheimer funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:

1.	plans created or qualified under Sections 401(a) or 401(k) of the Internal Revenue Code,

2.	non-qualified deferred compensation plans,

3.	"Grouped Plans," as defined in the section "Availability of Class N Shares" in this SAI,

4.	403(b)(7) custodial plan accounts, and

5.	Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

4.     Footnote number 1 to Appendix A is deleted in its entirety.

March 30, 2012                                                                                                                      PS0760.037